UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2002
                                                          ---------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

              001-13559                                    75-2337102
       (Commission File Number)                (IRS Employer Identification No.)

             3218 Page Rd.
            Longview, Texas                                   75605
(Address of Principal Executive Offices)                   (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

Item 4. Change in Registrant's Certifying Accountant.

         On August 13, 2002, RTIN Holdings, Inc. (the "Company") retained the firm of Heard, McElroy & Vestal, LLP as its independent accountant for the current fiscal year to replace Killman, Murrell & Company, P.C., the Company's independent accountants for the years ended December 31, 2001 and 2000. The decision to dismiss Killman, Murrell, & Company, P.C. and to retain Heard, McElroy & Vestal, LLP was recommended and approved by the Company's board of directors.

         The opinion of Killman, Murrell & Company, P.C. for the years ended December 31, 2001 and 2000 contained the qualification that the financial statements for such years and the periods then ended were prepared on a "going concern" basis that raised substantial doubt as to the ability to continue as a "going concern" but did not otherwise contain any adverse opinion or qualification as to uncertainty, audit scope, or accounting principles. There were no disagreements with the Company's former accountants, Killman, Murrell, & Company, P.C. on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure for the two years ended December 31, 2001 and the subsequent interim period through the date of dismissal, except as discussed in the following paragraph.

         The Company's former auditors, Killman, Murrell, & Company, P.C. have expressed to the Company that the 10-QSB reports for the first, second, and third quarters of 2001 need to be amended. After a thorough review of the Company's financial records, management has determined that the Company did not understate revenue in the first quarter of 2001 but did understate revenue by $93,001 in the second quarter of 2001 and $96,549 in the third quarter of 2001. The understatement was due to the fact that the accounting division of the Company missed certain credit card sales from the Companies prior restaurant division which were subsequently discovered and corrected in the fourth quarter of 2001.The Company will amend the second and third quarter 2001 reports over the course of the next 30 days. Management believes that the understatements were immaterial to the Company's overall business. Management discussed with the former accountants, Killman, Murrell, & Company, P.C., the accounting for payments received from the sale of franchises, and they did not ascertain the appropriate accounting for the payments.

         The Company has authorized Killman, Murrell & Company, P.C. to respond fully to the inquiries of Heard, McElroy & Vestal, LLP concerning these questions.

Item 7. Financial Statements and Exhibits.

         The following documents are filed as Exhibits to this report:

         None

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                RTIN HOLDINGS, INC.


Date: August 29, 2002                           By:  /s/ Curtis A. Swanson
      ---------------                               ----------------------------
                                                    Curtis A. Swanson, President







                                  Exhibit Index


None